UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) In a letter dated September 18, 2017 (the “Letter”), Peter G. Traber, MD, President, Chief Executive Officer, Chief Medical Officer and a director of Galectin Therapeutics Inc. (the “Company”), informed the board of directors (the “Board”) of the Company that he does not intend to stand for re-election to the Board at the Company’s 2017 Annual Stockholders Meeting (“2017 Annual Meeting”), which is scheduled for on or about December 14, 2017. Dr. Traber does not serve on any Board committees. Dr. Traber indicated in the Letter his intention to continue to serve as a director of the Company until the expiration of his current term at the 2017 Annual Meeting. Dr. Traber also stated in the Letter that his decision not to stand for re-election to the Board had no relationship to his position as President, CEO and CMO of the Company, and he will continue to serve in these capacities in accordance with his contract and at the pleasure of the Board.

Dr. Traber’s decision to not stand for re-election was a result of his concerns about the impact of governance constraints placed on the Board by the 10X Fund L.P., the largest shareholder of the Company and the holder of all the shares of the Company’s Series B Convertible Preferred Stock, as described in the Letter, which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company has provided Dr. Traber with a copy of the foregoing disclosure and has provided him with an opportunity to furnish the Company with a letter stating whether he agrees with the statements made by the Company in this Current Report on Form 8-K. On September 20, 2017, the Company received a letter from Dr. Traber stating that he agreed with the foregoing statements made in this Current Report on Form 8-K. A copy of that letter is attached hereto as Exhibit 99.2.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Letter from Peter G. Traber, MD dated September 18, 2017.

99.2	Letter from Peter G. Traber, MD dated September 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: September 22, 2017	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer